UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 3, 2021

ELI LILLY AND COMPANY
(Exact Name of Registrant as Specified in its Charter)

Indiana	001-06351	35-0470950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lilly Corporate Center
Indianapolis,	Indiana	46285
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (317) 276-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (no par value)	LLY	New York Stock Exchange
1.000% Notes due 2022	LLY22	New York Stock Exchange
7 1/8% Notes due 2025	LLY25	New York Stock Exchange
1.625% Notes due 2026	LLY26	New York Stock Exchange
2.125% Notes due 2030	LLY30	New York Stock Exchange
0.625% Notes due 2031	LLY31	New York Stock Exchange
6.77% Notes due 2036	LLY36	New York Stock Exchange
1.700% Notes due 2049	LLY49A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Eli Lilly and Company (the "Company") held its annual meeting of shareholders on May 3, 2021 (the "2021 Annual Meeting"). Voting results for each matter submitted to a vote at the 2021 Annual Meeting are provided below.

a)	The five nominees for director were elected to serve three-year terms ending at the Company's annual meeting of shareholders in 2024, as follows:

Nominee	For	Against	Abstain	Broker Nonvote
Katherine Baicker, Ph.D.	786,556,365	3,971,888	683,224	78,905,324
J. Erik Fyrwald	735,805,887	54,570,383	835,207	78,905,324
Jamere Jackson	699,430,362	90,868,049	913,066	78,905,324
Gabrielle Sulzberger	784,273,387	6,013,712	924,378	78,905,324
Jackson P. Tai	614,200,469	168,883,624	8,127,384	78,905,324

b)	By the following vote, the shareholders approved, on an advisory basis, the compensation paid to the Company's named executive officers:

For:	755,296,772
Against:	34,051,860
Abstain:	1,862,845
Broker Nonvote:	78,905,324

c)	The appointment of Ernst & Young as the Company's independent auditor for 2021 was ratified by the following shareholder vote:

For:	835,119,026
Against:	34,286,470
Abstain:	711,305

d)	The proposal to amend the Company's Articles of Incorporation to eliminate the classified board structure did not receive the required vote of 80% of outstanding shares. The shareholders voted as follows:

For:	672,397,991
Against:	117,428,685
Abstain:	1,384,801
Broker Nonvote:	78,905,324

e)	The proposal to amend the Company's Articles of Incorporation to eliminate supermajority voting provisions did not receive the required vote of 80% of outstanding shares. The shareholders voted as follows:

For:	671,655,729
Against:	118,200,383
Abstain:	1,355,365
Broker Nonvote:	78,905,324

f)	By the following vote, a shareholder proposal requesting to disclose direct and indirect lobbying activities and expenditures was not approved:

For:	380,312,826
Against:	408,488,220
Abstain:	2,410,431
Broker Nonvote:	78,905,324

g)	By the following vote, a shareholder proposal requesting to amend the bylaws to require an independent board chair was not approved:

For:	286,294,523
Against:	503,034,078
Abstain:	1,882,876
Broker Nonvote:	78,905,324

h)	By the following vote, a shareholder proposal requesting the implementation of a bonus deferral policy was not approved:

For:	246,751,698
Against:	542,574,049
Abstain:	1,885,730
Broker Nonvote:	78,905,324

i)	By the following vote, a shareholder proposal requesting to disclose clawbacks on executive incentive compensation due to misconduct was not approved:

For:	322,735,091
Against:	466,847,278
Abstain:	1,629,108
Broker Nonvote:	78,905,324

As of February 22, 2021, the record date of the 2021 Annual Meeting, 958,992,159 shares of common stock were issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELI LILLY AND COMPANY
(Registrant)

By:	/s/ Anat Hakim
Name:	Anat Hakim
Title:	Senior Vice President, General Counsel and Secretary
Date:	May 5, 2021